EXHIBIT 99.1


         The pool (the "Mortgage Pool") delivered to the trust (the "Mortgage Loans") consists of conventional, one-to four- family, fixed-rate mortgage loans. The Depositor purchased the Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement, dated April 8, 2004 (the " Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. Pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and the Trustee, the Depositor caused the Mortgage Loans to be assigned to the Trustee for the benefit of the certificateholders.

         The Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments creating first liens on residential properties (the "Mortgaged Properties") consisting of attached, detached or semi-detached one-to four-family dwelling units, individual condominium units or individual units in planned unit developments and manufactured housing. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan with principal balances at origination that may or may not conform to Freddie Mac or Fannie Mae loan limits.

         Approximately 94.64% of the Mortgage Loans were originated or acquired by Ameriquest and approximately 5.36% of the Mortgage Loans were originated by the Seller's affiliate Town & Country Credit Corporation ("Town & Country" and together with Ameriquest, the "Originators"), in each case, by aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

         The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan contains a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

         None of the Mortgage Loans are Buydown Mortgage Loans.

         Approximately 90.04% of the Mortgage Loans, by aggregate scheduled principal balances as of the Cut-off Date, provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan will provide for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

MORTGAGE LOAN STATISTICS

         The Mortgage Loans consist of 3,777 fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $699,999,866.82, after application of scheduled payments due on or before the Cut-off Date whether or not received and application of all unscheduled payments of principal received prior to the Closing Date. None of the Mortgage Loans had a first Due Date prior to October 2003 or after June 2004, or will have a remaining term to stated maturity of less than 116 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is May 2034.

------------------------------------------------------------------------------------------------------------------------------------
                                                           COLLATERAL TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
                               NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
                                MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
      COLLATERAL TYPE            LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate................        3,777        $699,999,866.82        100.00%          342        37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................        3,777        $699,999,866.82        100.00%          342        37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL BALANCES AT ORIGINATION
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
RANGE OF                       NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
PRINCIPAL BALANCES              MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
AT ORIGINATION ($)               LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
  50,000.01 - 100,000.00..          882        $71,791,469.00          10.25%          321        36.35       7.401     636    76.53
100,000.01 - 150,000.00...        1,027        128,692,450.00          18.37           334        36.91       6.930     641    81.18
150,000.01 - 200,000.00...          721        125,304,787.00          17.88           341        37.52       6.638     647    81.49
200,000.01 - 250,000.00...          389         87,303,279.00          12.46           343        38.07       6.547     651    80.72
250,000.01 - 300,000.00...          246         67,370,817.00           9.61           348        39.40       6.507     652    82.08
300,000.01 - 350,000.00...          144         47,151,919.00           6.73           356        39.15       6.302     666    83.03
350,000.01 - 400,000.00...          100         37,372,666.00           5.33           354        38.03       6.187     683    82.23
400,000.01 - 450,000.00...           80         34,090,949.00           4.87           349        38.20       6.222     673    79.91
450,000.01 - 500,000.00...           60         28,684,681.00           4.09           349        36.31       6.198     678    80.07
500,000.01 - 550,000.00...           44         23,240,489.00           3.32           347        35.91       6.061     694    80.59
550,000.01 - 600,000.00...           78         45,562,186.00           6.50           354        37.61       6.121     686    78.46
600,000.01 - 650,000.00...            1            644,500.00           0.09           357        42.00       6.450     692    68.56
650,000.01 - 700,000.00...            3          2,050,999.00           0.29           299        37.08       5.763     712    63.24
700,000.01 - 750,000.00...            2          1,458,000.00           0.21           358        34.34       5.873     683    58.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................        3,777        $700,719,191.00        100.00%          342        37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------

        *Based on the original balances of the Mortgage Loans.

------------------------------------------------------------------------------------------------------------------------------------
                                              PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
BALANCE OF PRINICPAL           NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
BALANCES AS OF THE CUT-         MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
OFF DATE ($)                     LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
  50,000.01 - 100,000.00..          883        $71,777,080.00          10.25%          321        36.37       7.405     636    76.55
100,000.01 - 150,000.00...        1,029        128,908,688.10          18.42           334        36.91       6.924     641    81.20
150,000.01 - 200,000.00...          720        125,138,913.56          17.88           342        37.48       6.638     647    81.39
200,000.01 - 250,000.00...          388         87,066,465.61          12.44           343        38.15       6.549     651    80.87
250,000.01 - 300,000.00...          245         67,044,234.42           9.58           348        39.38       6.510     652    82.04
300,000.01 - 350,000.00...          144         47,114,237.06           6.73           356        39.15       6.302     666    83.03
350,000.01 - 400,000.00...          101         37,741,545.68           5.39           354        38.15       6.204     682    82.31
400,000.01 - 450,000.00...           79         33,667,656.84           4.81           349        38.07       6.204     673    79.79
450,000.01 - 500,000.00...           60         28,664,761.43           4.09           349        36.31       6.197     678    80.07
500,001.00 - 550,000.00...           44         23,215,475.52           3.32           347        35.91       6.061     694    80.59
550,000.01 - 600,000.00...           78         45,511,610.31           6.50           354        37.61       6.121     686    78.46
600,000.01 - 650,000.00...            1            642,725.54           0.09           357        42.00       6.450     692    68.56
650,000.01 - 700,000.00...            3          2,050,999.00           0.29           299        37.08       5.763     712    63.24
700,000.01 - 750,000.00...            2          1,455,473.75           0.21           358        34.35       5.873     683    58.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................        3,777        $699,999,866.82        100.00%          342        37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  STATED REMAINING TERM TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
                               NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
RANGE OF MONTHS                 MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
REMAINING                        LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
  60.01-120.00............           28        $ 3,358,752.52           0.48%          119        34.28       6.662     659    72.07
 120.01-180.00............          241         32,241,086.97           4.61           179        34.38       6.611     662    76.85
 180.01-240.00............          257         38,068,934.17           5.44           239        36.65       6.618     663    79.45
 240.01-300.00............           72         13,037,422.89           1.86           299        37.81       6.315     668    79.12
 300.01-360.00............        3,179        613,293,670.27          87.61           359        37.85       6.608     655    80.89
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................        3,777        $699,999,866.82        100.00%          342        37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
                               NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
RANGE OF CURRENT                MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
MORTGAGE RATES (%)               LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
  5.000- 5.499............           10        $ 2,639,351.57           0.38%          339        36.47       5.350     750    76.11
  5.500- 5.999............        1,034        238,873,121.70          34.12           341        36.39       5.784     701    79.44
  6.000- 6.499............          739        153,733,752.53          21.96           343        37.56       6.235     666    82.60
  6.500- 6.999............          829        146,763,423.06          20.97           345        37.98       6.713     647    83.68
  7.000- 7.499............          203         31,370,049.37           4.48           346        38.10       7.242     620    80.94
  7.500- 7.999............          432         62,523,760.44           8.93           340        39.12       7.759     596    79.42
  8.000- 8.499............          131         19,391,593.40           2.77           341        39.34       8.248     566    73.95
  8.500- 8.999............          220         26,432,369.39           3.78           344        38.43       8.734     553    73.53
  9.000- 9.499............           58          6,513,428.83           0.93           347        41.00       9.294     557    72.68
  9.500- 9.999............           70          7,132,046.85           1.02           320        43.27       9.754     564    74.15
 10.000-10.499............           20          1,903,800.58           0.27           350        44.52      10.265     545    73.50
 10.500-10.999............           18          1,577,627.04           0.23           358        38.90      10.773     548    76.42
 11.000-11.499............            5            525,840.59           0.08           309        44.81      11.293     532    73.73
 11.500-11.999............            5            394,732.68           0.06           340        41.33      11.749     553    74.77
 12.000-12.499............            2            145,959.02           0.02           308        25.82      12.130     542    77.05
 12.500-12.999............            1             79,009.77           0.01           358        36.00      12.550     599    85.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................        3,777        $699,999,866.82        100.00%          342        37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    ORIGINAL LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
RANGE OF ORIGINAL              NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
LOAN-TO-VALUE RATIOS            MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
(%)                              LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
Less than 25.000..........            3        $   233,799.28           0.03%          359        36.77       7.081     684    18.28
 25.001-30.000............            5            442,802.20           0.06           335        39.78       7.147     659    26.83
 30.001-35.000............           13          1,562,957.49           0.22           316        32.79       6.388     678    31.92
 35.001-40.000............           23          3,555,476.47           0.51           305        40.65       6.752     643    37.63
 40.001-45.000............           24          3,362,062.69           0.48           325        34.40       6.768     652    42.36
 45.001-50.000............           41          6,516,519.67           0.93           304        33.60       6.531     666    47.85
 50.001-55.000............           56          8,622,664.77           1.23           336        37.23       6.920     643    53.06
 55.001-60.000............          111         18,118,444.55           2.59           342        37.53       7.149     624    58.27
 60.001-65.000............          126         24,483,602.41           3.50           331        35.62       6.557     663    62.60
 65.001-70.000............          190         35,545,753.03           5.08           334        37.95       6.643     652    67.95
 70.001-75.000............          529         88,996,678.85          12.71           345        38.49       7.171     617    73.39
 75.001-80.000............          549        107,483,480.08          15.35           342        37.68       6.447     661    78.54
 80.001-85.000............          524        101,173,905.68          14.45           344        36.03       6.516     659    83.28
 85.001-90.000............        1,348        257,763,769.51          36.82           345        38.11       6.482     662    88.99
 90.001-95.000............          235         42,137,950.14           6.02           345        38.02       6.445     697    93.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................        3,777        $699,999,866.82        100.00%          342        37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      FICO SCORE AT ORIGINATION
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
                               NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
                                MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
RANGE OF FICO SCORES             LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
500-519...................          184        $23,392,592.61           3.34%          339        41.87       8.677     509    69.40
520-539...................          108         15,455,327.84           2.21           343        41.15       8.568     529    71.92
540-559...................          172         24,450,505.80           3.49           346        38.82       7.982     552    75.93
560-579...................          178         25,567,819.44           3.65           343        38.27       7.814     569    76.49
580-599...................          171         25,728,646.23           3.68           342        37.50       7.759     589    78.56
600-619...................          204         34,139,242.47           4.88           344        38.36       7.135     609    79.02
620-639...................          466         84,640,499.63          12.09           347        38.91       6.748     629    82.78
640-659...................          593        113,927,274.28          16.28           344        37.45       6.390     649    83.25
660-679...................          450         92,774,245.98          13.25           342        36.83       6.319     669    81.88
680-699...................          418         86,442,865.59          12.35           342        37.07       6.168     688    82.69
700-719...................          330         71,126,445.11          10.16           341        38.35       5.983     710    81.73
720-739...................          281         55,301,759.08           7.90           338        34.96       5.983     728    80.33
740-759...................          130         28,303,966.64           4.04           337        36.40       5.851     749    77.16
760-779...................           70         14,896,517.28           2.13           337        35.54       5.800     768    79.80
780-799...................           20          3,632,386.76           0.52           322        27.38       5.731     785    66.84
800-819...................            2            219,772.08           0.03           180        30.09       5.705     809    70.68
----------------------------- ------------- ------------------- ----------------- ------------- ---------- ---------- ------- ------
TOTAL.....................        3,777        $699,999,866.82        100.00%          342        37.61       6.604     656    80.55
----------------------------- ------------- ------------------- ----------------- ------------- ---------- ---------- ------- ------

------------------------------------------------------------------------------------------------------------------------------------
                                                        DEBT-TO-INCOME RATIO
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
                               NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
RANGE OF DEBT-TO-               MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
INCOME RATIOS (%)                LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
Less than 20.000..........          314        $58,375,636.01           8.34%          331        14.38       6.494     667    77.85
 20.001-25.000............          288         48,540,123.29           6.93           338        23.23       6.533     660    79.97
 25.001-30.000............          404         68,911,508.88           9.84           336        28.16       6.508     664    81.38
 30.001-35.000............          448         83,820,776.24          11.97           342        33.12       6.495     661    80.49
 35.001-40.000............          569        103,477,089.65          14.78           347        38.22       6.567     654    81.25
 40.001-45.000............          689        133,850,446.21          19.12           343        42.92       6.609     657    81.03
 45.001-50.000............          898        170,751,516.73          24.39           344        48.15       6.611     655    81.55
 50.001-55.000............          167         32,272,769.81           4.61           348        53.18       7.454     608    75.30
----------------------------- ------------- ------------------- ----------------- ------------- ---------- ---------- ------- ------
TOTAL.....................        3,777        $699,999,866.82        100.00%          342        37.61       6.604     656    80.55
----------------------------- ------------- ------------------- ----------------- ------------- ---------- ---------- ------- ------

------------------------------------------------------------------------------------------------------------------------------------
                                                       GEOGRAPHIC DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
                               NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
                                MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
      COLLATERAL TYPE            LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
Alabama...................           93        $11,191,252.39           1.60%          318        35.68       7.159     657    85.29
Arizona...................           86         14,425,686.18           2.06           346        35.60       6.434     662    85.01
California................          619        172,422,832.35          24.63           352        38.04       6.266     671    78.93
Colorado..................           63         13,655,798.05           1.95           351        38.66       6.520     665    84.24
Connecticut...............          101         18,211,189.20           2.60           337        36.85       6.443     674    78.30
Florida...................          557         75,737,033.51          10.82           339        37.78       6.932     636    81.11
Illinois..................           58          8,760,941.98           1.25           332        38.86       7.296     637    80.92
Indiana...................           77          9,131,291.44           1.30           333        34.21       6.745     646    83.81
Maryland..................           96         17,779,372.64           2.54           334        36.40       6.793     655    81.38
Massachusetts.............          171         41,439,518.43           5.92           344        36.70       6.475     665    78.18
Michigan..................          163         24,704,451.15           3.53           346        38.40       6.787     644    83.84
Minnesota.................           86         16,452,530.37           2.35           346        38.04       6.507     664    84.07
New Hampshire.............           52         10,223,814.97           1.46           351        40.67       6.447     656    79.98
New York..................          265         74,148,302.06          10.59           347        38.77       6.536     651    77.33
Pennsylvania..............          204         27,511,631.05           3.93           326        38.36       6.634     655    83.28
Rhode Island..............           57         11,478,706.65           1.64           349        38.43       6.440     645    79.52
Tennessee.................           91         11,794,200.47           1.68           313        35.80       7.072     640    83.33
Texas.....................          154         20,709,741.74           2.96           313        39.75       7.135     631    78.44
Washington................          134         24,313,796.50           3.47           351        35.65       6.524     656    82.69
Wisconsin.................           94         15,324,357.31           2.19           341        37.72       6.758     650    83.05
Other.....................          556         80,583,418.38          11.51           335        36.24       6.803     654    82.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................        3,777        $699,999,866.82        100.00%          342        37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          OCCUPANCY STATUS
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
                               NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
                                MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
OCCUPATION STATUS*               LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied............        3,558        $665,575,008.54         95.08%          342        37.83       6.598     655    80.72
Non-Owner Occupied........          183         28,971,026.03           4.14           341        32.48       6.716     678    76.35
Second Home...............           36          5,453,832.25           0.78           355        37.50       6.667     667    82.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................        3,777        $699,999,866.82        100.00%          342        37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------

        *Based on mortgagor representation at origination.

------------------------------------------------------------------------------------------------------------------------------------
                                                         DOCUMENTATION TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
                               NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
                                MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
INCOME DOCUMENTATION             LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation........        2,794        $521,800,859.22         74.54%          342        37.62       6.549     658    81.41
Stated Documentation......          383         68,205,927.54           9.74           345        39.39       6.935     657    73.18
Limited Documentation.....          600        109,993,080.06          15.71           342        36.47       6.660     646    81.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................        3,777        $699,999,866.82        100.00%          342        37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            LOAN PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
                               NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
                                MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
PURPOSE                          LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance-Debt                    3,205        $598,470,301.61         85.50%          342        37.51       6.635     654    80.47
Consolidation Cash Out**..
Refinance-Debt
Consolidation No Cash Out***        567         99,969,185.28          14.28           344        38.10       6.410     671    80.86
Purchase..................            5          1,560,379.93           0.22           359        43.75       6.908     665    91.51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................        3,777        $699,999,866.82        100.00%          342        37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------

        ** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

        *** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

------------------------------------------------------------------------------------------------------------------------------------
                                                            CREDIT GRADE
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
                               NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
                                MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
RISK CATEGORY                    LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
8A........................          698        $143,549,574.63          20.51%          338       36.20       5.907     734    79.34
7A........................          546        115,041,333.65           16.43           341       37.28       6.141     692    83.12
6A........................          440         90,818,560.16           12.97           342       36.80       6.299     669    81.88
5A........................          581        111,928,655.91           15.99           344       37.64       6.376     649    83.30
4A........................          431         79,845,252.19           11.41           348       38.87       6.698     630    83.17
3A........................          165         28,868,007.20            4.12           344       38.12       6.923     616    79.04
2A........................          439         65,487,148.17            9.36           342       38.22       7.565     581    79.15
A.........................           44          6,515,761.06            0.93           354       36.47       8.368     578    74.51
B.........................           88         11,440,364.28            1.63           344       42.38       8.629     545    74.57
C.........................          308         42,027,304.32            6.00           339       40.25       8.539     535    70.67
D.........................           37          4,477,905.25            0.64           339       36.81       9.007     523    58.63
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................        3,777        $699,999,866.82         100.00%          342       37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
                               NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
                                MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
PROPERTY TYPE                    LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached....        3,229        $592,095,426.98          84.59%          342       37.68       6.610     654    81.02
Two-to Four Family........          174         42,115,316.00            6.02           347       36.00       6.628     673    75.49
Condominium ..............          172         28,442,145.12            4.06           333       38.35       6.458     671    78.51
PUD Detached..............          120         28,102,306.47            4.01           351       38.72       6.476     657    81.44
Manufactured Housing......           68          7,787,502.58            1.11           342       34.46       6.849     649    76.53
PUD Attached..............            6            860,084.99            0.12           359       41.54       6.978     635    88.49
Single Family Attached....            8            597,084.68            0.09           323       30.77       7.690     594    77.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................        3,777        $699,999,866.82         100.00%          342       37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       PREPAYMENT CHARGE TERM
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
PREPAYMENT CHARGE              NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
TERM AT ORIGINATION             MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
(MOS.)                           LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
0.........................          470        $69,698,831.45            9.96%          327       38.48       7.219     638    79.02
12........................          369        100,168,679.11           14.31           348       38.29       6.440     657    77.96
24........................           11          4,078,021.92            0.58           333       36.05       6.152     667    76.23
30........................            9          1,912,851.73            0.27           359       38.81       6.742     642    89.84
36........................        2,918        524,141,482.61           74.88           343       37.37       6.556     658    81.25
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................        3,777        $699,999,866.82         100.00%          342       37.61       6.604     656    80.55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         CONFORMING BALANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                          REMAINING
                               NUMBER OF         BALANCE         % OF PRINCIPAL    TERM TO     DEBT-TO-     GROSS
                                MORTGAGE        AS OF THE        BALANCE AS OF      MATURITY    INCOME      COUPON            OLTV
CONFORMING BALANCE               LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
Conforming................       3,384        $520,686,298.33         74.38%          339         37.53      6.767      647    80.73
Non-Conforming............         393        179,313,568.49          25.62           351         37.84      6.131      682    80.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL.....................       3,777        $699,999,866.82        100.00%          342         37.61      6.604      656    80.55
------------------------------------------------------------------------------------------------------------------------------------